OTHER LIABILITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Other Liabilities
Deferred employee compensation	$ 4,049	$ 2,561
Deferred income	2,412	353
Amounts due to former shareholders of Polyair	0	1,653
Other	500	657
Other non-current liabilities	8,300	5,224
Interest rate swap agreements
Other Liabilities
Carrying amount included in other liabilities	$ 1,339	$ 0